UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 15, 2023

First Internet Bancorp
(Exact Name of Registrant as Specified in Its Charter)

Indiana
(State or Other Jurisdiction of Incorporation)

001-35750	20-3489991
(Commission File Number)	(IRS Employer Identification No.)

8701 E. 116th Street	46038
Fishers, Indiana
(Address of Principal Executive Offices)	(Zip Code)

(317) 532-7900
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, without par value	INBK	The Nasdaq Stock Market LLC
6.0% Fixed to Floating Subordinated Notes due 2029	INBKZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

First Internet Bancorp (the “Company”) held its annual meeting of shareholders on May 15, 2023. Shareholders voted on the following proposals, each as described further in the Company's proxy statement for the 2023 annual meeting of shareholders, filed with the Securities and Exchange Commission on March 28, 2023 (the "2023 Proxy Statement").

Proposal 1 – Election of Directors

The shareholders elected each of the seven nominees to serve as a director for a one-year term ending at the next annual meeting of shareholders, based on the votes listed below.

Nominee	For	Withheld	Broker Non-Votes
Aasif M. Bade	6,533,311	572,877	782,148
David B. Becker	6,827,961	278,227	782,148
Justin P. Christian	6,920,619	185,569	782,148
Ann Colussi Dee	6,965,967	140,221	782,148
Joseph A. Fenech	7,027,877	78,311	782,148
John K. Keach, Jr.	6,808,382	297,806	782,148
Jean L. Wojtowicz	6,218,747	887,441	782,148

Proposal 2 – Advisory Vote to Approve Executive Compensation (“Say-on-Pay Vote”)

The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the 2023 Proxy Statement, based on the votes listed below.

For	Against	Abstained	Broker Non-Votes
5,281,661	1,806,203	18,324	782,148

Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm

The shareholders ratified the appointment of Forvis, LLP to serve as the Company’s independent registered public accounting firm for 2023, based on the votes listed below.

For	Against	Abstained
7,763,054	61,032	64,250

Item 7.01 Regulation FD Disclosure

On May 15, 2023, the Company’s Board of Directors (the “Board”), upon the recommendation of its Nominating and Corporate Governance Committee, named John K. Keach, Jr. as its lead independent director and Vice Chair and made changes to membership of its Board committees. Specifically, the Board moved director Justin P. Christian from its Compensation Committee to its Audit and Risk Committee, adding Mr. Christian’s cybersecurity expertise to the Audit and Risk Committee, and appointed Jean L. Wojtowicz to its Nominating and Corporate Governance Committee. The following chart shows the current directors and committee composition:

Director	Audit & Risk Committee	Compensation Committee	Nominating and Corporate Governance Committee
Aasif M. Bade		Member	Chair
David B. Becker
Justin P. Christian	Member		Member
Ann C. Dee	Member	Member
Joseph A. Fenech
John K. Keach, Jr.		Chair	Member
Jean L. Wojtowicz	Chair		Member

The information contained in this Item 7.01 is being furnished and shall not be deemed to be “filed” with the Securities and Exchange Commission for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 18, 2023

FIRST INTERNET BANCORP

By:	/s/ Kenneth J. Lovik
Kenneth J. Lovik, Executive Vice President & Chief Financial Officer